HIGHLAND FUNDS I

Highland/iBoxx Senior Loan ETF (the “Fund”)

Supplement dated January 6, 2021 to the Fund’s Summary Prospectus dated October 31, 2020, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, David Owens will no longer serve as the portfolio manager of the Fund. Effective immediately, Matt Pearson has been added as portfolio manager of the Fund and is primarily responsible for the Fund’s investments. Accordingly, the Fund’s Summary Prospectus is hereby amended and supplemented as follows:

1.	All references to Mr. Owens contained in the Fund’s Summary Prospectus are hereby deleted.

2.	The following paragraph and table are hereby added under the “Portfolio Management” section of the Summary Prospectus:

The portfolio manager for the Fund is Matt Pearson. Mr. Pearson has managed the Fund since January 2021:

Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Adviser

Matt Pearson	Less than 1 year	Portfolio Manager and Equity Trader

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE.

HFI-ETF-SUPP-0121